Impairments of streams, royalties and other interests	12 Months Ended
Dec. 31, 2025
Disclosure of impairment loss and reversal of impairment loss [abstract]
Impairments of streams, royalties and other interests

12. Impairments of streams, royalties and other interests

In accordance with the Company’s accounting policy, management assesses at the end of each reporting period whether there are any indicators that the carrying value of mineral interests may not be recoverable or that an impairment loss previously recognized should be reversed or partially reversed.

Management applies significant judgment in assessing whether impairment indicators exist including, among others, significant adverse changes to (i) future production and operator reserve and resource estimates, (ii) current and forecast commodity prices, (iii) industry or economic trends, and (iv) other relevant operator information.

Impairments in the carrying value of each CGU are measured and recorded to the extent that the carrying value of each CGU exceeds its estimated recoverable amount, which is the higher of FVLCD and VIU, which is generally calculated using an estimate of future discounted cash flows. Impairment charges are included in ‘‘Impairment charges and expected credit losses’’ in the consolidated statements of comprehensive income.

For the years ended December 31, 2025 and 2024, Triple Flag recorded the following impairment reversals, charges and expected credit losses in the consolidated statements of comprehensive income:

For the years ended December 31,	2025	2024
Mineral interest impairment charges
Nevada Copper	$—	$(83,920)
Elevation Gold	—	(18,688)
Other	—	(4,438)

Impairment reversals (charges) and expected credit losses
Nevada Copper	—	(20,197)
Elevation Gold	4,300	(21,380)
Other	—	589
Total impairment reversals (charges) and expected credit losses	$4,300	$(148,034)

1.	Nevada Copper

Triple Flag acquired a 95% fixed ratio gold and silver stream (amended to 97.5% in 2020) on the Pumpkin Hollow underground mine, operated by Nevada Copper Corp (“Nevada Copper”) in 2018. As at December 31, 2023, Triple Flag also had a Tranche A-2 secured loan receivable from Nevada Copper in the amount of $11.8 million, which carried interest at the Secured Overnight Financing Rate plus an adjustment spread and a fixed margin which would have matured on July 31, 2029, and could be repaid prior to maturity with no penalty.

Nevada Copper experienced financial distress and filed for Chapter 11 bankruptcy in June 2024. As a result, Triple Flag conducted an impairment analysis and concluded that the recoverable amount of the Pumpkin Hollow stream and loan was $nil, resulting in a $104.1 million impairment charge for the year ended December 31, 2024. Although the stream was eliminated with no material recovery after the Pumpkin Hollow asset sale, Triple Flag’s royalty interests in other projects at Pumpkin Hollow remained intact and unimpaired.

Triple Flag also has a 2.0% NSR royalty on the Pumpkin Hollow open pit project and a 2.0% NSR royalty on the Tedeboy exploration project (the “Pumpkin Hollow Royalties”). Management performed impairment analysis over these royalty interests by considering a variety of factors, including relevant production and commodity price scenarios, various production start date scenarios, and relevant contractual rights of the royalty agreements at a discount rate of 5%. Triple Flag concluded that the recoverable amount exceeded the carrying amount of $46.2 million, and as such, no impairment charge was recognized related to Triple Flag’s royalty interests in the consolidated statements of comprehensive income.

Concurrent with the Chapter 11 process, a sale process in accordance with Section 363 of the U.S. Bankruptcy Code was initiated by Nevada Copper. On August 9, 2024, Nevada Copper entered into an asset purchase agreement with an affiliate of Kinterra Capital Corp., (the “buyer”), pursuant to which the buyer agreed to purchase substantially all of the assets of Nevada Copper and its subsidiaries.  The transaction was approved by order of the United States Bankruptcy Court, entered on September 27, 2024. The transaction closed on October 9, 2024, the stream was eliminated upon the acquisition and Triple Flag did not recover a material amount from the sales proceedings. The Pumpkin Hollow Royalties were unaffected by the conclusion of the Chapter 11 sale process.

2.	Elevation Gold

Triple Flag acquired the 100% silver stream on the Moss mine, operated by Elevation Gold, as part of the Maverix acquisition in January 2023. In conjunction with this transaction, Triple Flag also acquired a loan receivable from Elevation Gold, which had an outstanding balance receivable of $17.7 million as of December 31, 2023. As of December 31, 2023, Triple Flag also had promissory and demand notes receivable from Elevation Gold of $6.5 million and recorded a provision for expected credit losses of $9.7 million against these loans. The loan receivable accrued interest at an interest rate of 10% per annum and was repayable on or before February 28, 2025.

Elevation Gold reported on July 30, 2024 that it had filed an application for creditor protection under the CCAA and proceeded with an interim cessation of active mining from the open pit at the Moss mine. Triple Flag conducted an impairment analysis and concluded that the recoverable amount of the Moss stream and loans was $nil, resulting in a $40.1 million impairment and credit loss charge in the year ended December 31, 2024.

During the year ended December 31, 2025, Triple Flag recorded a reversal of impairment losses amounting to $4.3 million, relating to the previous impairments taken on the Elevation Gold loan receivables, following a recovery under a formal CCAA process. The impairment reversal was recognized in profit or loss under “Impairment (reversal) charges and expected credit losses”.